                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

    Preliminary information statement
---

 X  Definitive information statement
---

    Confidential, for use of the Commission only (as permitted by --- Rule 14c-5(d)(2))


                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

 X  No fee required.
---

    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
---
     (not applicable)

    Fee paid previously with preliminary materials
---

--- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (not applicable)

May 1, 1998


Manulife Financial
73 Tremont Street
Boston, Massachusetts  02108

Dear Contract Owner,


Enclosed please find an Information Statement regarding Founders Asset Management, Inc. ("Founders Inc."), the subadviser to the Growth, Worldwide Growth, Balanced and International Small Cap portfolios of Manufacturers Investment Trust. Founders Inc. has merged with and into Founders Asset Management LLC. Upon consummation of the merger, Founders Asset Management LLC became the subadviser to the above portfolios and Mellon Bank Corporation the ultimate parent of Founders Asset Management LLC.






The merger has not changed the investment objective or policies, the investment management of the portfolios, or the investment personnel servicing the portfolios. The merger has also not resulted in any change in the rate of advisory or subadvisory fee for any of the portfolios.



The Securities and Exchange Commission is not requiring your approval via a proxy vote but has requested that the enclosed Information Notice be sent to explain the Merger.



If you have further questions regarding the enclosed Information Statement, do not hesitate to contract Manulife Financial at 1-800-VARILINE from 8:00 a.m. through 6:00 p.m. Eastern time on any business day. Thank you for your attention.



Respectfully yours,



Donald A. Guloien
President

                         MANUFACTURERS INVESTMENT TRUST
               116 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02116

                 INFORMATION STATEMENT TO SHAREHOLDERS REGARDING
                         FOUNDERS ASSET MANAGEMENT, INC.


                                  May 1, 1998



     On April 1, 1998, Founders Asset Management, Inc. ("Founders Inc."), the subadviser to the Growth, Worldwide Growth, Balanced and International Small Cap portfolios (the "Portfolios") of Manufacturers Investment Trust (the "Trust") merged with and into Founders Asset Management LLC ("Founders LLC") (the "Transaction"). Upon consummation of the Transaction, Founders LLC became the subadviser to the Portfolios and Mellon Bank Corporation ("Mellon") the ultimate controlling parent of Founders LLC.


     As a result of the Transaction, Founders LLC has entered into a new subadvisory agreement with Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), 73 Tremont Street, Boston, MA 02108, the adviser to the Trust. The new subadvisory agreement is on substantially identical terms to the subadvisory agreement between MSS and Founders Inc. except as noted below. The Board of Trustees of the Trust approved the new subadvisory agreement at a meeting held on December 11, 1997. The Transaction has not resulted in any change in the portfolio managers for any of the Portfolios nor has there been any material change in the investment personnel servicing these portfolios.

APPROVAL OF NEW SUBADVISORY AGREEMENT


     Prior to April 1, 1998, Founders Inc. was the subadviser to the Portfolios pursuant to a subadvisory agreement (the "Old Subadvisory Agreement") dated January 4, 1996, as amended June 20, 1996 and December 31, 1996 between Founders Inc. and MSS.



     As result of the Transaction, the Board of Trustees of the Trust has approved a new subadvisory agreement between Founders LLC and MSS effective as of the closing of the Transaction, April 1, 1998 (the "New Subadvisory Agreement"). Pursuant to an order the Trust has received from the Securities and Exchange Commission, shareholder approval of the New Subadvisory Agreement is not required. However, a condition of this order is that notice be sent to shareholders informing them of the new agreements. This Information Statement is being supplied to shareholders to fulfill that condition. This Information Statement will be mailed on or about May 4, 1998.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS

     The New Subadvisory Agreement is substantially identical to the Old Subadvisory Agreement, differing only with respect to their effective date and certain of the provisions regarding shareholder approval of the agreement. The subadvisory fees payable under the New Subadvisory Agreement are the same as the fees paid under the Old Subadvisory Agreement.

     Under the terms of the Old Subadvisory Agreement and the New Subadvisory Agreement (the "Subadvisory Agreements"), Founders Inc. or Founders LLC, as applicable (collectively, "Founders") manages the investment and reinvestment of the assets of the Portfolios, subject to the supervision of the Trust's Board of Trustees. Founders formulates a continuous investment program for each subadvised Portfolio consistent with the Portfolio's investment objectives and policies. Founders implements such programs by purchases and sales of securities and regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. Founders, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the subadvised Portfolios.

     As compensation for its services, the Adviser receives an advisory fee computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the advisory fees each Portfolio currently is obligated to pay the Adviser.

         PORTFOLIO                                          ADVISORY FEE

         Growth Trust                                         .850%
         Worldwide Growth Trust                               1.00%
         Balanced Trust                                       .800%
         International Small Cap Trust                        1.10%

     As compensation for its services, Founders receives a fee from the Adviser computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a Portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser was obligated to pay Founders Inc. under the Old Subadvisory Agreement, and is currently is obligated to pay Founders LLC under the New Subadvisory Agreement, out of the advisory fee it receives from each Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR EACH PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. THE TRANSACTION HAS NOT RESULTED IN ANY CHANGES IN THE RATE OF THESE FEES.

PORTFOLIO         First $50 Million     Between $50          Between $200         Excess Over $500
                                        Million and $200     Million and $500     Million
                                        Million              Million

Growth Trust       .450%                 .450%               .350%                .300%

Worldwide
Growth Trust       .600%                 .550%               .450%                .350%

Balanced Trust     .375%                 .325%               .275%                .225%

International
Small Cap Trust    .650%                 .600%               .500%                .400%

     The Old Subadvisory Agreement required approval of the agreement as to a Portfolio by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (defined in the 1940 Act) of any parties to the agreements and (ii) a majority of the outstanding voting securities of the Portfolio. The New Subadvisory Agreement require only approval of the Trustees of the Trust including a majority of Trustees who are not interested persons of any parties to these agreements.

     The Subadvisory Agreements will continue in effect as to a Portfolio for a period no more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Subadvisory Agreements, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any continuance of any of the Subadvisory Agreements shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series of shares of beneficial interest of that Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the Subadvisory Agreement.

     If any required shareholder approval of any continuance of one or more of the Subadvisory Agreements is not obtained, Founders will continue to act as subadviser with respect to such Portfolio pending the required approval of the continuance of such Agreement, of a new contract with Founders or different adviser or subadviser, or other definitive action.

     The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust: (i) by the Trustees of the Trust; (ii) with respect to any Portfolio, by the vote of a majority of the outstanding voting securities of the series of shares of beneficial interest of such Portfolio; (iii) by Founders or (iv) by the Adviser. The Subadvisory Agreements will automatically terminate in the event of their assignment.

     The Subadvisory Agreements may be amended by the Adviser and Founders provided such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or Founders cast in person at a meeting called for the purpose of voting on such approval. The Old Subadvisory Agreement, in addition, provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment. The required shareholder approval would have been effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust. Shareholder approval is not required for an amendment to the new Subadvisory Agreement

     The Subadvisory Agreements provide that Founders will not be liable to the Trust or the Adviser for any losses resulting from any matters to which the agreement relates other than losses resulting from Founder's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.

BOARD OF TRUSTEE CONSIDERATIONS

     At its meeting duly held on December 11, 1997, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Subadvisory Agreement approved the New Subadvisory Agreement.

     In connection with the approval of the New Subadvisory Agreement, the Board considered, among other things, that the Transaction would not result in any material change in (i) any Portfolio's investment objective or policies, (ii) the investment management of the Portfolios or (iii) the investment personnel managing the Portfolios. Management of Founders Inc. informed the Trustees that the Transaction is not expected to result in any such changes, although no assurance can be given that such changes will not occur.

     In evaluating the New Subadvisory Agreement, the Board took into account the fact that the New Subadvisory Agreement is substantially similar to the Old Subadvisory Agreement, differing only with respect to their effective dates and certain of the provisions regarding shareholder approval of the Subadvisory Agreements. The Board in approving the New Subadvisory Agreement, evaluated a number of factors, including, but not limited to, the nature and quality of the services to be provided by Founders LLC, the fees to be paid to Founders LLC and other comparable investment companies, and performance information regarding the Portfolios and other comparable investment companies. The Board was also given audited financial statements of Founders Inc. The Board was provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the New Subadvisory Agreement, the Trustees discussed the information provided to them and their fiduciary obligations.

SUBADVISORY FEES PAID

     For the year ended December 31, 1997, the Adviser paid subadvisory fees to Founders Inc. as follows:

                           Dollar Amount         Percent of Average Net Assets

Growth                       $495,015                       .450%
Worldwide Growth             $74,971                        .600%
Balanced                     $537,310                       .340%
International Small Cap      $760,136                       .620%

ADVISORY FEES PAID

     For the year ended December 31, 1997, the Portfolios paid the Adviser the following advisory fees:

                           Dollar Amount         Percent of Average Net Assets

Growth                       $935,029                        .850%
Worldwide Growth             $124,952                       1.000%
Balanced                     $1,261,070                      .800%
International Small Cap      $1,347,708                     1.100%


     For the year ended December 31, 1997, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolios is as follows:

                           Dollar Amount         Percent of Average Net Assets

Growth                       $440,014                       .400%
Worldwide Growth             $49,981                        .400%
Balanced                     $723,760                       .460%
International Small Cap      $587,572                       .480%

PRIOR TRUSTEES AND SHAREHOLDER APPROVAL OF THE OLD AGREEMENT

     The Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held June 26, 1997 in connection with the annual review of the Old Subadvisory Agreement. The Old Subadvisory Agreement was most recently approved by shareholders at a meeting held on March 1, 1996, in the case of the International Small Cap Trust, at a meeting held on July 12, 1996 in case of the Growth Trust, and at a meeting held on January 1, 1997, in the case of the Worldwide Growth and Balanced Trusts. These shareholder approvals occurred in connection with the initial approval of the Old Subadvisory Agreement by the sole shareholder of these Trusts.

OWNERSHIP OF THE TRUST

     As of April 1, 1998, 100% of the Trust's shares were legally owned by four shareholders:

     (i) The Manufacturers Life Insurance Company of North America, a Delaware stock life insurance company whose address is 116 Huntington Avenue ("Manulife North America"), Boston, Massachusetts 02116,

     (ii) The Manufacturers Life Insurance Company of New York ("Manulife New York"), a wholly owned subsidiary of Manulife North America and a New York stock life insurance company whose address is 555 Theodore Fremd Avenue, Rye, New York 10580,

     (iii) The Manufacturers Life Insurance Company of America ("Manufacturers America"), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan whose address is 500 North Woodward Avenue, Bloomfield Hills, Michigan 48304 and

     (iv) The Manufacturers Life Insurance Company (U.S.A.), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan whose address is 500 North Wood ward Avenue, Bloomfield Hills, Michigan 48304 ("ManUSA").

     Manulife North America holds Trust shares attributable to variable annuity contracts in The Manufacturers Life Insurance Company of North America Separate Account A and Trust shares attributable to variable life contracts in The Manufacturers Life Insurance Company of North America Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account. Manulife New York holds Trust shares attributable to variable contracts in The Manufacturers Life Insurance Company of New York Separate Account A, a separate account registered under the 1940 Act. Manufacturers America holds Trust shares attributable to variable contracts in Manufacturers America Separate Accounts One, Two, Three and Four, which are separate accounts registered under the 1940 Act. ManUSA holds Trust shares in several unregistered separate accounts.

  The ultimate controlling parent of Manulife New York, Manulife North America, Manufacturers America and ManUSA is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     No Trustees or officers of the Trust, have any interest in any contract the reserves for which are invested in the Trust.

MANAGEMENT AND CONTROL OF FOUNDERS LLC

     Founders LLC is a 90%-owned indirect subsidiary of Mellon Bank, N.A.("Mellon Bank"), with the remaining 10% held by certain Founders LLC executives and Portfolio Managers. Mellon Bank in turn is a direct, wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). The business address of Founders LLC is 2930 East Third Avenue, Denver, Colorado 80206.

     Mellon is a broad-based financial services company whose principal business address is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. Mellon ranks among the largest bank holding companies in the U.S. based on market capitalization. Mellon also owns The Dreyfus Corporation, a mutual fund company.

     The names, titles and principal occupation of the current executive officers and members of the Board of Managers of Founders LLC are as follows:

Name                                Title and Principal Occupation
----                                ------------------------------

Canter, Stephen Edward(1)           Member, Board of Managers of Founders LLC;
                                    Vice Chairman and Chief Investment Officer-The
                                    Dreyfus Corporation
Christoffersen, Kenneth Ross        Vice President and General Counsel, Secretary
Condron, Christopher Mark(1)        Member, Board of Managers of Founders LLC;
                                    Vice Chairman and Chief Operating Officer,
                                    Mellon Bank Corporation; President, Chief
                                    Executive Officer, Chief Operating Officer and
                                    Director-The Dreyfus Corporation
Contillo, Gregory Paul              Member, Board of Managers, and Sr. Vice
                                    President-Institutional Marketing
Gaffney, Frank                      Vice Preisdent, MIS & Telecommunications
Galindo, Jr., Roberto               Assistant Vice President-Accounting
Garrity, Laurine                    Vice President-Marketing
Gerding, Michael Wayne              Vice President-Investments
Haines, Michael Kenneth             Sr. Vice President-Investments
Kash, Lawrence Stout(1)             Member, Board of Managers of Founders LLC;
                                    Vice Chairman of Distribution-The Dreyfus
                                    Corporation and President, The Boston Company
Keely, Edward Francis               Vice President-Investments
Kelly, Brian Francis                Vice President-Investments
Rankin, James Patrick               Vice President-Investor Services
Ray, David Lamar                    Vice President-Administration, Treasurer and
                                    Assistant Secretary
Ripley, Linda Mertensotto           Vice President-Investments
Shapiro, Steven                     Vice President-Communications
Zeschin, Jonathan Frederick         Member, Board of Managers of Founders, President
                                    and Chief Executive Officer

(1) The business address of each of these persons is 200 Park Avenue, New York, New York 10166.

The business address for all other persons is 2930 East Third Avenue, Denver, Colorado 80206.

BROKERAGE TRANSACTIONS

     Pursuant the Subadvisory Agreements, Founders LLC is responsible for placing all orders for the purchase and sale of portfolio securities of the Portfolios. Founders LLC has no formula for the distribution of the Portfolio's brokerage business, its intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Portfolios.

     In selecting brokers or dealers through whom to effect transactions, Founders gives consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. In selecting brokers and dealers, Founders also gives consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, Founders may use a broker whose commission in effecting the transaction is higher than that of some other broker if Founders determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or Founders' overall responsibilities with respect to the Portfolios and any other accounts managed by Founders.

     To the extent research services are used by Founders in rendering investment advice to the Portfolios, such services would tend to reduce Founders' expenses. However, Founders does not believe that an exact dollar value can be assigned to these services. Research services received by Founders from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by Founders.

     For the year ended December 31, 1997, the Trust for all portfolios paid brokerage commissions in connection with portfolio transactions of $14,209,750, including the following commissions paid in connection with the Portfolios:

Portfolios                                  Brokerage Commissions Paid
----------                                  --------------------------

Growth                                      $352,035
Worldwide Growth                            $ 73,362
Balanced                                    $588,464
International Small Cap                     $420,472

OTHER INVESTMENT COMPANIES ADVISED BY FOUNDERS LLC

------------------------------------------------------------------------------------------------------------------------------------
      Fund                       Investment              Investment Advisory Fee        Sub-Advisory Fee           Net Assets as of
                                  Objective                                                                        February 28, 1998
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP TRUST
------------------------------------------------------------------------------------------------------------------------------------
Founders Passport Fund             Capital                1.00% to $250 million        None                        $  125,946,396.53
                                   appreciation           0.80% next $250 million
                                                          0.70% thereafter
------------------------------------------------------------------------------------------------------------------------------------
American Skandia Trust -           Capital                1.00%                        0.60% to $100 million       $  121,517,612.76
Founders Passport Portfolio        appreciation                                        0.50% thereafter
------------------------------------------------------------------------------------------------------------------------------------
American Skandia Advisor           Capital growth         1.10% to $100 million        0.60% to $100 million       $    1,807,011.99
Funds, Inc. - ASAF Founders                               1.00% thereafter             0.50% thereafter
International Small
Capitalization Fund
------------------------------------------------------------------------------------------------------------------------------------
North American Funds -             Long-term capital      1.05% to $50 million         0.65% to $50 million        $   16,808,763.81
International Small Cap Fund       appreciation           1.00% next $150 million      0.60% next $150 million
                                                          0.90% next $300 million      0.50% next $300 million
                                                          0.80% thereafter             0.40% thereafter
------------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE GROWTH TRUST
------------------------------------------------------------------------------------------------------------------------------------
Founders International Equity      Long-term growth       1.00% to $250 million        None                        $   17,582,767.56
Fund                               of capital             0.80% next $250 million
                                                          0.70% therafter
------------------------------------------------------------------------------------------------------------------------------------
Founders Worldwide Growth          Long-term growth       1.00% to $250 million        None                        $  325,227,052.82
Fund                               of capital             0.80% next $250 million
                                                          0.70% thereafter
------------------------------------------------------------------------------------------------------------------------------------
New England Funds Trust I -        Long-term growth       1.05%                        0.65% to $50 million        $   56,244,865.35
New England Star Worldwide         of capital                                          0.60% next $50 million
Fund(1)                                                                                0.55% thereafter
------------------------------------------------------------------------------------------------------------------------------------
GROWTH TRUST
------------------------------------------------------------------------------------------------------------------------------------
Founders Growth Fund               Long-term growth       1.00% to $30 million         None                        $1,967,592,363.66
                                   of capital             0.75% next $270 million
                                                          0.70% next $200 million
                                                          0.65% thereafter
------------------------------------------------------------------------------------------------------------------------------------
New England Funds Trust I -        Long-term growth of    1.05%                        0.55% to $50 million        $  287,664,215.40
New England Star Advisers          capital                                             0.50% next $200 million
Fund(1)                                                                                0.475% thereafter
------------------------------------------------------------------------------------------------------------------------------------
North American Funds - Growth      Long-term growth of    0.90% to $50 million         0.50% to $50 million        $   28,593,432.82
Equity Funds                       capital                0.85% next $150 million      0.45% next $150 million
                                                          0.825% next $300 million     0.425% next $300 million
                                                          0.80% thereafter             0.40% thereafter
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BALANCED TRUST
------------------------------------------------------------------------------------------------------------------------------------
Founders Balanced Fund             Current income and     0.65% to $250 million        None                        $1,090,669,960.41
                                   capital appreciation   0.60% next $250 million
                                                          0.55% next $250 million
                                                          0.50% thereafter
------------------------------------------------------------------------------------------------------------------------------------
North American Funds -             Current income and     0.775% to $50 million        0.375% to $50 million       $  102,806,169.07
Balanced Fund                      capital appreciation   0.725% next $150 million     0.325% next $150 million
                                                          0.675% next $300 million     0.275% next $300 million
                                                          0.625% thereafter            0.225% thereafter
------------------------------------------------------------------------------------------------------------------------------------

(1) This fund has four sub-advisers, each managing a different segment of the fund's portfolio. The net asset amount shown for this fund reflects only Founders LLC's segment.

     OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 1997 to a shareholder upon request. To obtain a report, please contact the Trust by calling (800) 344-1029 or by writing to 116 Huntington Avenue, Boston, Massachusetts 02116, Attn: Kevin Hill.


     Manufacturers Securities Services, LLC ("MSS"), the adviser to the Trust, is located at 73 Tremont Street, Boston, Massachusetts 02108. The Trust does not have a principal underwriter or administrator since shares are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. However, MSS and an affiliated broker dealer serve as principal underwriter of certain contracts issued by affiliates of the Trust.


     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement is an expense of MSS although the Adviser expects to receive reimbursement from Founders LLC for these expenses.